SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)

                       November 26, 1997
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                    Rhone-Poulenc Rorer Inc.
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     (Exact name of registrant as specified in its charter)


Pennsylvania                 1-5851                    23-1699163
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 (State or other juris-   (Commission         (IRS Employer
diction of incorporation) File Number)        Identification No.)

               500 Arcola Road, Collegeville, PA          19426
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            (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (610)454-8000


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  (Former name or former address, if changed since last report)
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Item 5.   Other Events

On November 26, 1997, Rhone-Poulenc S.A. announced that it has completed its acquisition of Rhone-Poulenc Rorer Inc.


Item 7.   Exhibits

(c)  Exhibit 20(a) - Rhone-Poulenc Inc. press release dated
     November 26, 1997.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    RHONE-POULENC RORER INC.
                                --------------------------------
                                           (registrant)




Dated: November 26, 1997    By:  \s\ PHILIPPE MAITRE
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                                     Philippe Maitre
                                     Vice President and
                                     Corporate Controller

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                          EXHIBIT INDEX


20(a)  Rhone-Poulenc Inc. press release dated November 26, 1997.

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